Exhibit 4.1

COMMON STOCK COMMON STOCK CUSIP 09214X 10 0 THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ OR NEW YORK, NY SEE REVERSE FOR CERTAIN DEFINITIONS This Certifies that is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.0001 PER SHARE OF THE COMMON STOCK OF Cannae Holdings, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. In Witness Whereof, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers of the Corporation. DATED: SEAL 2017 PRESIDENT CORPORATE SECRETARY COUNTERSIGNED AND REGISTERED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY (JERSEY CITY, NJ) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UNIF GIFT MIN ACT– CUSTODIAN TEN COM TEN ENT JT TEN – as tenants in common – as tenants by the entireties – as joint tenants with right of survivorship and not as tenants in common (Cust) under Uniform Gifts to Minors (Minor) Act (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF NOTICE: THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.